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                                                                 EXHIBIT 10.30.1

                                                        HYCEL PROPERTIES CO.
                                                        HYCEL RETAIL GROUP
                                                        7817 Forsyth Blvd.
                                                        St. Louis, MO 63105-3307
                                                        Telephone  314 721-4800
                                                        Facsimile  314 721-3663


[HYCEL PROPERTIES CO. LOGO]

September 30, 2003

Ms. Maxine Clark
Build-A-Bear Workshop
1954 Innerbelt Business Center Drive
St. Louis, MO 93114

Dear Maxine:

This letter, when countersigned by you will serve to amend our letter agreement dated October 16, 2002 as follows:

         Section 4.(a)(iii) shall be stricken in its entirety and the following verbiage shall be substituted: "For each lease executed by the Company, for a property in Canada, a fee of Five Thousand Dollars ($5,000.00) payable within ten (10) days after execution."

Please acknowledge your acceptance by your signature below and return one duplicate original to me for our files.

Sincerely,                              ACCEPTED AND AGREED TO:

HYCEL PROPERTIES CO.                    BUILD-A-BEAR WORKSHOP, INC.

/s/ MARK H. ZORENSKY                    /s/ MAXINE CLARK
                                        ---------------------------
Mark H. Zorensky                        Maxine Clark
President                               Chief Executive Bear